UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Prologis, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PROLOGIS, INC.

PIER 1, BAY 1

SAN FRANCISCO, CA 94111

D39971-P50591-Z79239

Your Vote Counts!

PROLOGIS, INC.

2021 Annual Meeting

Vote by April 28, 2021

11:59 PM ET

You invested in PROLOGIS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 29, 2021.

Get informed before you vote

View the Notice and Proxy Statement, Annual Report and Proxy Card online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	April 29, 2021
vote without entering a	1:30 P.M. Pacific Time
control number
Virtually at: www.virtualshareholdermeeting.com/PLD2021

*

To be admitted to the annual meeting at www.virtualshareholdermeeting.com/pld2021, you must enter the control number found on your proxy card or voting instruction form or notice you previously received.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors

Nominees:

1a.	Hamid R. Moghadam	For

1b.	Cristina G. Bita	For

1c.	George L. Fotiades	For

1d.	Lydia H. Kennard	For

1e.	Irving F. Lyons III	For

1f.	Avid Modjtabai	For

1g.	David P. O’Connor	For

1h.	Olivier Piani	For

1i.	Jeffrey L. Skelton	For

1j.	Carl B. Webb	For

1k.	William D. Zollars	For

2.	Advisory Vote to Approve the Company’s Executive Compensation for 2020	For

3.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year 2021	For

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D39972-P50591-Z79239